UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2018

THE COMMUNITY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-36094	52-1652138
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3035 Leonardtown Road, Waldorf, Maryland 20601

(Address of principal executive offices)

(301) 645-5601

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 1, 2018, The Community Financial Corporation (the “Company”) completed its previously announced merger of County First Bank (“County First”) with and into the Company’s wholly owned subsidiary Community Bank of the Chesapeake (“Community Bank”), with Community Bank as the surviving bank (the “Merger”) pursuant to the Agreement and Plan of Merger, dated as of July 31, 2017, by and among the Company, Community Bank and County First. Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $1.00 per share, of County First issued and outstanding immediately prior to the Effective Time was converted into the right to receive 0.9543 shares of Company common stock and $2.20 in cash (the “Merger Consideration”). The $2.20 in cash represents the sum of (i) $1.00 in cash consideration (the “Cash Consideration”) plus (ii) $1.20 in Contingent Cash Consideration that was determined before the completion of the Merger in accordance with the terms of the Merger Agreement. Capitalized terms not defined herein have the meaning assigned to such terms as defined in the Merger Agreement.

Also at the Effective Time, each County First restricted stock award became fully vested and was converted into the right to receive the Merger Consideration.

The foregoing description of the Merger contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 1, 2017 and is incorporated into this Item 2.01 by reference.

Item 8.01	Other Events

On January 2, 2018, the Company issued a press release announcing the completion of the Merger. A copy of the press release is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 31, 2017, by and among The Community Financial Corporation, Community Bank of the Chesapeake and County First Bank (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 1, 2017)

99.1	Press Release dated January 2, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COMMUNITY FINANCIAL CORPORATION
(Registrant)

Date: January 2, 2018	By:	/s/ William J. Pasenelli
William J. Pasenelli
President and Chief Executive Officer